FIRST AMENDMENT TO AMENDED AND
                         RESTATED REVOLVING CREDIT AGREEMENT

                                        among

                             FAIRFIELD COMMUNITIES, INC.
                             FAIRFIELD MYRTLE BEACH, INC.
                             SUNTREE DEVELOPMENT COMPANY

                                         and

                          THE FIRST NATIONAL BANK OF BOSTON,
                               INDIVIDUALLY AND AS AGENT


       THIS AMENDMENT (this "Amendment") dated as of May 13, 1994, is made by and among FAIRFIELD COMMUNITIES, INC., a Delaware corporation (the "Company or "Fairfield"), FAIRFIELD MYRTLE BEACH, INC., a Delaware corporation ("Myrtle Beach"), SUNTREE DEVELOPMENT COMPANY, a Florida corporation ("Suntree"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNBB") and THE FIRST NATIONAL BANK OF BOSTON, as agent for itself and the Lenders (the "Agent"), all parties to a certain Amended and Restated Revolving Credit Agreement dated as of September 28, 1993 (the "Credit Agreement"). This Amendment is joined in by Fairfield Acceptance Corporation, a Delaware corporation ("FAC"), by reason of the Unconditional Guaranty of Payment and Performance, dated as of September 28, 1993, from FAC in favor of the Agent (the "FAC Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

       WHEREAS, the Company has proposed to purchase certain real properties located in Branson, Missouri and Orlando, Florida and more particularly described in Schedule 1-C attached hereto (collectively, the "Additional Properties"); and

       WHEREAS, the Borrowers have requested that fifty percent (50%) of the purchase price of the Additional Properties be added as a component to the Borrowing Base; and

       WHEREAS, the Agent and FNBB are willing to grant the request of the Borrowers subject to the terms and conditions set forth in this Amendment;


        NOW, THEREFORE, in consideration of the premises, the Borrowers, FAC, FNBB and the Agent hereby agree as follows:



        1. Amendments to Credit Agreement. The Borrowers, FNBB and the Agent hereby agree to amend the Credit Agreement as follows:

        1.1 The definition of "Borrowing Base" appearing in 1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and substituting therefor the following new definition:

     "Borrowing Base. At any time of determination, an amount determined by the Agent by reference to the most recent Borrowing Base Report delivered to the Lenders and the Agent pursuant to 8.4(f), which
     is  equal to  the  following:   the  sum of  (i)  65% of  Eligible
     Receivables, plus (ii) 30% of Completed Inventory (borrowing availability under this subclause (ii) not to exceed the Maximum Inventory Amount), plus (iii) until the date upon which the Company sells or otherwise disposes of First Federal, the Maximum
     Real Estate Amount, plus (iv) until the earlier of the date upon which the Company sells or otherwise disposes of First Federal or June 30, 1996, 50% of the aggregate purchase price of the Additional Properties (borrowing availability under this subclause
     (iv) not to exceed $3,000,000), provided that upon the sale of the first VOI in each building to be located at an Additional Property, the borrowing availabililty under this subclause (iv) shall be reduced by an amount equal to (a) 50% of the purchase price for such Additional Property divided by the number of units to be developed on such Additional Property as set forth in
     Schedule 1-C attached hereto, times (b) the number of units in such building."

        1.2 Section 1 of the Credit Agreement is hereby further amended by inserting the following definition after the definition of "Accounts Receivable":

     "Additional Properties. The real properties located in Orlando, Florida and Branson, Missouri, and more particularly described on Schedule
     1-C attached hereto."

        1.3 Schedule 1-A to the Credit Agreement shall be amended to include an Additional Property as an "Approved Project" upon the
     Company's receipt of a written acknowledgment from the Agent that such Additional Property constitutes an "Approved Project," which acknowledgment shall indicate the applicable default percentage for such Additional Property.

         1.4 Schedule 1-B to the Credit Agreement is hereby amended to include the description of the Additional Properties attached hereto as
     Schedule 1-C, so that the definition of the term "Properties" includes the Additional Properties.

         1.5 Schedule 1-C attached hereto is hereby added to the Credit Agreement as Schedule 1-C thereto.



      BOS-BUS:56996.1




          2. FAC Consent. FAC hereby consents to the amendments to the Credit Agreement set forth in this Amendment and confirms its obligations to the Agent and the Lenders under the FAC Guaranty and the FAC Guaranty shall extend to and include the obligations of the Borrowers under the Credit Agreement as amended by this Amendment. FAC agrees that all of its obligations to the Agent and the Lenders evidenced by or otherwise arising under the FAC Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

          3. Conditions to Effectiveness. The amendments to the Credit Agreement set forth in 1 of this Amendment shall not become effective with respect to an Additional Property until such time as all of the following conditions shall have been satisfied with respect to such Additional Property. Without limiting the generality of the foregoing, it is expressly understood and agreed that 50% of the purchase price of an Additional Property shall not be eligible for inclusion in the Borrowing Base pursuant to subclause (iv) of the amended definition of Borrowing Base set forth in 1.1 of this Amendment until such time as all of the following conditions have been satisfied with respect to such Additional Property:

           (a) Mortgage. A mortgage or deed of trust on such Additional Property ("Mortgage") shall have been duly executed and delivered by the Company to the Agent, and such Mortgage shall be in form and substance satisfactory to the Agent, and shall create in favor of the Agent for the ratable benefit of the Lenders, a legal, valid and enforceable first priority lien and security interest in and to such Additional Property.

           (b) Title Insurance. The Agent shall have received from the Company a lender's policy of title insurance issued by a title insurance company acceptable to the Agent covering such Additional Property, together with proof of payment of all fees and premiums for such policy, in an amount satisfactory to the Agent, insuring the first priority interest of the Agent as mortgagee under the Mortgage for such Additional Property and otherwise subject only to Permitted Liens.

           (c) Survey; Surveyor's Certificate. The Agent shall have received from the Company an instrument survey of such Additional Property dated as of a recent date which shall (a) show the location of all buildings, structures, easements, and utility lines on such Additional Property, (b) be sufficient to remove the survey exception from the title insurance policy for such Additional Property, and (c) be otherwise satisfactory to the Agent in form and substance. The Agent shall have received a certificate executed by the surveyor who prepared the survey containing such

       BOS-BUS:56996.1




                  information  relating to  such Additional  Property as
                  the  Agent  or  the  title   insurance  companies  may
                  require.

            (d) Certificates of Insurance. The Agent shall have received from the Company (i) current certificates as to the insurance maintained by the Company on such Additional Property from the insurer identifying insurers, types of insurance, insurance limits and policy terms; (ii) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer); and (iii) such further information and certificates from the Company, its insurer and insurance brokers as the Agent may request.

            (e)   Hazardous  Substance  Assessment  Report.   The  Agent
                  shall have received from the Company a hazardous waste site assessment report concerning the absence of Hazardous Substances and asbestos on such Additional Property, dated as of a recent date and prepared by environmental engineers accept able to the Agent, such report to be in form and substance satisfactory to the Agent.

            (f) Appraisal. The Agent shall have received an appraisal of such Additional Property in form and substance satisfactory to the Agent.

            (g) Opinions of Counsel. The Agent shall have received favorable legal opinions addressed to the Agent, in form and substance satisfactory to the Agent, from legal counsel to the Borrowers and FAC as to the enforceability of this Amendment, and from legal counsel to the Company in the state in which such Additional Property is located, as to the enforceability of the Mortgage of such Additional Property.

            (h) Taxes. The Agent shall have received from the Company evidence of payment of real estate taxes and municipal charges on such Additional Property which are due and payable.

            (i)   Approvals.    The Agent  shall have  received evidence
                  satisfactory to the Agent that the Company has obtained all licenses, permits, consents and approvals required from any officer, agency or instrumentality of any government for the development of such Additional Property as a recreational and resort time-share community containing the number of units specified for such Additional Property on Schedule 1-C attached hereto.


         BOS-BUS:56996.1







       4. Representations and Warranties. Each of the Borrowers and FAC hereby represents and warrants to FNBB and the Agent as follows:

       (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrowers and FAC contained in the Loan Documents were true and correct in all material respects when made and, except as disclosed to the Agent in writing, continue to be true and correct in all material respects on the date hereof.

       (b) Authority, No Conflicts, Etc. The execution, delivery and performance by each of the Borrowers and FAC of this Amendment, the Loan Documents and the Mortgages to which such entity is a party and the consummation of the transactions contemplated hereby, (i) are within the corporate power of each of such parties and have been duly authorized by all necessary corporate action on the part of each of such parties, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which any of such entity is a party or by which any of them or any of their properties are bound or affected.

       (c) Enforceability of Obligations. This Amendment and the Credit Agreement as amended hereby constitute, and the Mortgages when executed and delivered by the Company will constitute, the legal, valid and binding obligations of each of the Borrowers and FAC who is a party thereto, enforceable against such party in accordance with their respective terms, provided that
             (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

      5.  Other Amendments.    Except  as  expressly  provided  in  this
   Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Each of the Borrowers and FAC confirm and agree that the Obligations of the Borrowers to the Lenders and the Agent under the Credit Agreement, as amended hereby, and all of the other obligations of any of such parties under the other Loan Documents, are secured by and entitled to the

   BOS-BUS:56996.1



   benefits of the Security Documents.

6.  Execution in Counterparts.   This Amendment may be executed in
     any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

7.  Headings.   The captions in this Amendment are for convenience
     of reference only and shall not define or limit the provisions hereof.

     IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                                  FAIRFIELD COMMUNITIES, INC.


                                  By: ______________________________
                                  Name:____________________________
                                  Title:_____________________________


                                  FAIRFIELD MYRTLE BEACH, INC.


                                  By:______________________________
                                  Name:____________________________
                                  Title: ____________________________


                                  SUNTREE DEVELOPMENT COMPANY


                                   By:______________________________
                                   Name:____________________________
                                   Title:_____________________________


    BOS-BUS:56996.1









                                      FAIRFIELD ACCEPTANCE
                                        CORPORATION


                                      By:______________________________
                                      Name:___________________________
                                      Title:____________________________


                                      THE FIRST NATIONAL BANK
                                      OF BOSTON, Individually and as Agent


                                      By:______________________________
                                      Name:___________________________
                                      Title:____________________________

Schedule 1-C

 Branson II; Branson, Missouri
 -----------------------------

    Certain undeveloped land (approximately 10.83 acres) located in Taney County, Missouri, and shown on a survey, dated April 12, 1994, prepared by Rozell Survey Co. (W.O. #10781), to be developed by Fairfield into 240 VOI units.


Orlando II; Orlando, Florida
- ----------------------------

     Certain undeveloped land (up to approximately 15 acres) comprising part of the Kings Heath V Subdivision in Osceola County, Florida, proposed to be purchased and developed by Fairfield into 244 VOI units.






































               BOS-BUS:57328.1